CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Commercial E-Waste Management, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brenda Pfeifer, acting in the capacity as the Chief Executive Officer of the Company, and I, Eugene Pfeifer, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Brenda Pfeifer

     Brenda Pfeifer

     Chief Executive Officer

     August 12, 2008

/s/Eugene Pfeifer

    Eugene Pfeifer

    Chief Financial Officer

    August 12, 2008